SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                             VOLUNTEER BANCORP, INC.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                 -----------------------------------------------
     2)   Form, Schedule or Registration Statement No:
                                                      --------------------------
     3)   Filing Party:
                       ---------------------------------------------------------
     4)   Date Filed:
                      ----------------------------------------------------------

                             Volunteer Bancorp Inc.


                               Parent Company of:

                       The Citizens Bank of East Tennessee
                                  P.O. Box 550
                              Rogersville, TN 37857


                                                                  April 27, 2004

TO THE SHAREHOLDERS OF VOLUNTEER BANCORP, INC.


     In connection with the Annual Meeting of Shareholders of Volunteer Bancorp, Inc. to be held on May 27, 2004, we enclose a notice of Annual Shareholders' Meeting, a proxy statement, and a form of proxy.

     At the meeting, you will be asked to elect four (4) directors for a three-year term or until their successors are duly elected and qualified. Information about these matters is contained in the attached proxy statement.

     We have enclosed for your information the Company's Consolidated Financial Statements as reported on by Crowe Chizek and Company LLC.

     You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the stamped envelope as soon as possible.

                                Sincerely yours,


                                /s/ William E. Phillips
                                ------------------------------------------------
                                William E. Phillips
                                Chairman of the Board

                             Volunteer Bancorp, Inc.
                              210 East Main Street
                          Rogersville, Tennessee 37857


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 2004


     Notice is hereby given that the Annual Meeting of Shareholders of Volunteer Bancorp, Inc. (the "Company"), will be held on May 27, 2004, at 10:00 A.M., local time, in the corporate offices of the Company at 210 East Main Street, Rogersville, Tennessee 37857, for the following purposes:

     1. To elect four (4) directors to serve a three-year term or until their successors have been duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 27, 2004, are entitled to notice of and to vote at the Annual Shareholders' Meeting.

                                     By Order of the Board of Directors


                                     /s/ G. Douglas Price
                                     -------------------------------------------
                                     G. Douglas Price
                                     Secretary


                                    IMPORTANT
     WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE STAMPED ENVELOPE PROVIDED.

                             Volunteer Bancorp, Inc.
                              210 East Main Street
                          Rogersville, Tennessee 37857

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                                 April 27, 2004

                     Information Concerning the Solicitation

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of Volunteer Bancorp, Inc. (the "Company") to be held on May 27, 2004, at 10:00 A.M., local time, in the corporate offices of the Company at 210 East Main Street, Rogersville, Tennessee 37857 and at any adjournment or adjournments thereof. This Proxy Statement is first being sent to shareholders on or about April 27, 2004.

     At the Annual Meeting, the shareholders will vote to elect four (4) directors. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect directors. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholder's directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors.

     The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the persons named in the enclosed proxy will use their discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 210 East Main Street, Rogersville, Tennessee 37857, Attention: G. Douglas Price, Secretary. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the Annual Meeting and vote in person.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies, which we estimate to be approximately $5,000.00, will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection.

                 Shareholders' Proposals For 2005 Annual Meeting

     Proposals by shareholders to be considered for inclusion in the proxy materials for the Annual Meeting in 2005 must be received by the Corporate Secretary, G. Douglas Price, 210 East Main Street, Rogersville, Tennessee 37857, no later than December 1, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934. Shareholder proposals not submitted for inclusion in the board of directors' proxy statement but which are received on or prior to March 1, 2005 may be presented at the meeting. Shareholder proposals which are received after March 1, 2005 will be considered untimely. Accordingly, the Chairman may exclude the proposal from consideration or the proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

                          Outstanding Voting Securities

     Only shareholders of record on April 27, 2004, are entitled to notice of and to vote at the Annual Meeting. On that date there were 539,027 shares of Common Stock issued and outstanding. The holder of each share of common stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting.

                 Security Ownership of Certain Beneficial Owners

     As of April 27, 2004, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) directors and persons nominated to become directors of the Company and executive officers; and
(iii) directors and executive officers of the Company as a group.

                                                Amount and Nature
          Name of                           of Beneficial Ownership                     Percent
      Beneficial Owner                          (Number of Shares)                      of Class
      ----------------                      -----------------------                     --------
(i)   Ralph T. Hurley                                85,500                               15.86%
      Route 2  Box 157
      Sneedville, TN 37869
(ii) George L. Brooks                                 6,165                                1.14
      Scott F. Collins                                1,647                                   *
      Leon Gladson                                    3,723                                   *
      Lawrence Gray (1)                              13,201                                2.49
      M. Carlin Greene                               16,465                                3.05
      Reed D. Matney                                 10,393                                1.93
      Neil D. Miller (5)                             11,150                                2.07
      William E. Phillips (2)                        22,495                                4.17
      G. Douglas Price (3)                           15,934                                2.96
      Shirley A. Price                                7,937                                1.47
      Gary E. Varnell (4)                            22,365                                4.15
      James Friddell                                  1,685                                   *

(iii) Directors and executive                       133,160                               24.70%
      officers as a group (11
      persons)

-------------
*     Less than 1%
(1) Includes 665 shares owned by his spouse, for which he disclaims voting and investment power.
(2) Includes 12,211 shares owned by the Joe H. Wilson Trust, for which Mr. Phillips serves as Co-Trustee, and 700 shares owned by his spouse.
(3) Includes 6,105 shares owned by his spouse, for which he disclaims voting and investment power.
(4)  Includes 200 shares owned jointly with his two sons.
(5) Includes 11,150 shares owned by Miller Family Trust, for which Mr. Miller serves as Trustee.

                        Proposal 1. ELECTION OF DIRECTORS

     At the Annual Meeting, four (4) directors are nominees for election to hold office for a three-year term or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

                      Management of the Company recommends
                     the election of the following nominees:

                                 Reed D. Matney
                                Shirley A. Price
                                M. Carlin Greene
                                  Leon Gladson

     Following is certain information regarding the directors, nominee directors and executive officers of the Company.

     Reed D. Matney (54) has served as the President and Director since 1994. Mr. Matney was employed by First Union National Bank of Tennessee until April 1994 and he was employed by the Bank in May 1994.

     G. Douglas Price (63) has served as Director since 1994, and as the Company's Secretary since January, 2002. Mr. Price is retired from the position of County Executive for Hawkins County, Tennessee.

     William E. Phillips (56) has served as Chairman of the Board since 1994. Mr. Phillips is an attorney with the law firm of Phillips and Hale in Rogersville, Tennessee.

     George L. Brooks (74) has served as a Director of the Company since 1994. Mr. Brooks retired from Citizens Union Bank in 1993 and resides in Rogersville, Tennessee.

     Scott F. Collins (55) has served as a Director of the Company since 1994. Mr. Collins is the Hancock County Clerk & Master in Sneedville, Tennessee.

     Leon Gladson (78) has served as a Director of the company since 1994. Mr. Gladson is a retired businessman and resides in Rogersville, Tennessee.

     Lawrence E. Gray (59) has served as a Director of the Company since 1994. Mr. Gray is retired from his position as Executive Vice-President with The Citizens Bank of East Tennessee.

     M. Carlin Greene (61) has served as a Director of the Company since 1994. Mr. Greene is a real estate agent and farmer in Sneedville, Tennessee.

     Neil D. Miller (84) has served as a Director of the Company since 1994. Mr. Miller is a farmer in Rogersville, Tennessee.

     Shirley A. Price (69) has served as a Director of the Company since 1994. Ms. Price is an insurance agent in Rogersville, Tennessee.

     Gary E. Varnell (57) has served as a Director of the Company since 1994. Mr. Varnell is the manager of a retail office products store in Rogersville, Tennessee.

     James Friddell (54) has served as the Executive Vice President and Director of the Company since 2002. Mr. Friddell is the former president of Tennessee State Bank and currently resides in Rogersville, Tennessee.

     No director of the company is a director or executive officer of another bank holding company, bank saving and loan association, or credit union.

                   Information Regarding Meetings of Directors

     During the last fiscal year (2003), the Board of Directors of the Company held two (2) meetings. The Directors of the Company also serve as directors of the Bank. The Board of Directors of the bank held twelve (12) meetings in 2003. No director attended less than 75% of the meetings held by the Company or the Bank during 2003 or less than 75% of the meetings of any committee on which he served. The Directors received no compensation as directors of the Company but as directors of the Bank received $500 for each meeting attended.

     The Board of Directors has three committees. Messrs. Phillips, Miller and Matney serve as the Executive Committee, Messrs. G. Douglas Price, Gladson, Collins and Phillips, serve as members of the Audit Committee and Messrs. Phillips, Matney and G. Douglas Price serve as members of the Trust Committee. These persons receive no compensation as members of such committees. For more information regarding the Audit Committee, see the section entitled "Report of the Audit Committee of the Board of Directors."

                             Executive Compensation

     The following table sets forth the aggregate cash compensation paid by the Company to the chief executive officer to the Company. No other executive officer of the Company received cash compensation in excess of $100,000 (determined as of the end of 2003) for the years ended December 2003, 2002, and 2001.


                                                             Annual Compensation
Name and Position                   Year                     Salary ($)
Reed D. Matney                      2003                      110,000
Chief Executive Officer             2002                      105,000
                                    2001                      105,000



                 Certain Relationships and Related Transactions

The Company expects to have in the future banking and other business transactions in the ordinary course of its banking business with directors, officers, and 10% beneficial owners of the Company and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which such officers or directors have controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any such banking transactions will not involve more than the normal risk of collectibility nor present other unfavorable features to the Company or the Bank. The law firm of Phillips & Hale, of which Chairman Phillips is a partner, serves as general counsel for the Company.

             Section 16(a) Beneficial Ownership Reporting Compliance

     The federal securities laws, as applicable to the Company, require the directors and executive officers, and persons who beneficially own more that 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of these reports furnished to the Company and representations by reporting persons, all of the Company's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

             Report of the Audit Committee of the Board of Directors

     The Audit Committee of the Board is composed of four of the directors of the Company. Although the common stock of the Company is not traded on the National Association of Securities Dealers Automated Quotation system (NASDAQ), or listed or listed on any exchange, the Company has adopted the definition of an "independent director" provided in the NASDAQ listing standards. Under this standard, the members of the Audit Committee are independent directors except for Mr. G. Douglas Price, who serves as Secretary of the Company, and Mr. Phillips, whose firm serves as General Counsel to the Company. The Board has adopted a written charter for the Audit Committee. During 2003, the Audit Committee met five times.

     The functions of the Audit Committee include:

     o    appointing independent auditors;

     o approving the scope of audits and other services to be performed by the independent and internal auditors; and

     o    reviewing the results of internal and external audits,  the accounting
          principles  applied  in  financial   reporting  and  the  adequacy  of
          financial and operational controls.

     The Committee reviews the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee has met and held discussions with management and the independent auditors for the year ended December 31, 2003, Crowe Chizek and Company LLC. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and with the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The Committee has also reviewed the fees paid to Crowe Chizek and Company LLC., for the services it provided during 2003, as detailed in the section called "Audit Fees."

     In addition, the Committee has discussed with Crowe Chizek and Company LLC, the auditor's independence from the Company and its management, including matters in the written disclosures and letters provided by Crowe Chizek and Company LLC, to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee has also discussed with the internal audit group and independent auditors the overall scope and plans for their respective audits. The Committee has met with the internal audit group and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee does not believe that the independence of Crowe Chizek and Company LLC, is affected by the payment of the fees detailed in the section called "Audit Fees."

                                      Members of the Audit Committee:

                                      Scott F. Collins          Leon Gladson
                                      William E. Phillips       G. Douglas Price

                                  Other Matters

     The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be directed to G. Douglas Price, Secretary, Volunteer Bancorp, Inc., 210 East Main Street, Rogersville, Tennessee 37857.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ William E. Phillips
                                   ---------------------------------------------
                                   William E. Phillips
                                   Chairman of the Board

Rogersville, Tennessee
April 27, 2004

                                      PROXY


                             Volunteer Bancorp, Inc.
               210 East Main Street, Rogersville, Tennessee 37857

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints William E. Phillips and G. Douglas Price or either of them with the full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Volunteer Bancorp, Inc. (the "Company") at the close of business on April 27, 2004 which I would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held in the Company's offices at 210 East Main Street, Rogersville, Tennessee 37857, on May 27, 2004 at 10:00 A.M., local time, and at any and all adjournments, upon the matters set forth in the notice of said meeting. The Proxy is further authorized to vote in his discretion as to any other matters which may come before the meeting. The Board of Directors at the time of preparation of the Proxy Statement knows of no business to come before the meeting other that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

     (1)  Election of four (4) Directors

     ___ For all nominees listed below (except as indicated to the contrary below).

     ___  WITHHOLD AUTHORITY to vote for all nominees listed below.

              Reed D. Matney
              Shirley A. Price
              M. Carlin Greene
               Leon Gladson

     Instruction:  To withhold  authority  to vote for any  individual  nominee,
     -----------   write such nominee's name in the space provided below.


----------------------------------------------

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

Dated:                                              Signed
      --------------------
                                           -----------------------

[Label to be placed here]                           Signed

                                           -----------------------

                                     Shareholder signs  here exactly as shown on
                                     the  label  affixed  hereto. Administrator,
                                     Trustee,  or  Guardian,  please  give  full
                                     title.  If   more  than  one  Trustee,  all
                                     should  sign. All Joint Owners should sign.



Please indicate if you plan to
attend the Shareholder's Meeting.

      Yes, I plan to attend the Shareholder's Meeting.
------
      No, I do not plan to attend the Shareholder's Meeting.
------
                        PLEASE COMPLETE, SIGN, DATE, AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.